UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2024

Mercedes-Benz Auto Receivables Trust 2024-1
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity:  0001998822

Mercedes-Benz Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor:  0001463814

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-266303-04	93-6791164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35555 W. Twelve Mile Road, Suite 100 Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 991-6700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Asset Backed Notes (the “Notes”) issued by Mercedes-Benz Auto Receivables Trust 2024-1 (the “Issuer”) on January 24, 2024, the Issuer and/or Mercedes-Benz Retail Receivables LLC (“Mercedes-Benz Retail Receivables”) entered into at closing the agreements listed below in Item 9.01 which are exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Indenture, dated as of January 1, 2024, between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of January 1, 2024, between Mercedes-Benz Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of January 1, 2024, among the Issuer, Mercedes-Benz Retail Receivables and Mercedes-Benz Financial Services USA LLC (“MBFS USA”), as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”).

10.2	Receivables Purchase Agreement, dated as of January 1, 2024, between the Seller and Mercedes-Benz Retail Receivables, as purchaser.

10.3
Asset Representations Review Agreement, dated as of January 1, 2024, among the Issuer, MBFS USA, as administrator (the “Administrator”), the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.4	Administration Agreement, dated as of January 1, 2024, among the Issuer, the Administrator, Mercedes-Benz Retail Receivables and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCEDES-BENZ RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date:  January 26, 2024